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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2001

MB FINANCIAL, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	0-24566	36-3895923
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
1200 North Ashland Avenue, Chicago, Illinois		60622
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (773) 278-4040

N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

    (c) Exhibits

99 Presentation Materials

Item 9. Regulation FD Disclosure

    Certain materials for MB Financial, Inc.'s presentation at an industry conference are included as Exhibit 99 to this report and are incorporated into this Item 9 by reference.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MB FINANCIAL, INC.
Date: May 15, 2001	By:	/s/ MITCHELL FEIGER Mitchell Feiger, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Presentation Materials

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  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX